Business Combination	6 Months Ended
Jun. 30, 2025
Business Combination [Abstract]
BUSINESS COMBINATION
6.	BUSINESS COMBINATION

Acquisition of Troll Housing AS and Tydal Data Center AS (the “Norway Acquisition”)

In April 2024, the Group entered into a share purchase agreement with Renol Invest AS and Bryhni.com AS, the owners of both Troll Housing AS and Tydal Data Center AS (collectively, the “Target Companies” or “Troll and Tydal”), to purchase 100% of the equity interest, thereby obtaining control of the Target Companies. Troll and Tydal are private limited liability companies incorporated in Norway, and conduct business for the management and operation of datacenter. The acquisition was closed on April 15, 2024.

The Group accounted for the acquisition as a business combination under IFRS 3, using the acquisition method.

The details of the purchase consideration, the net assets acquired, and goodwill are as follows:

In thousands of USD	At April 15, 2024
Purchase consideration
Cash consideration paid	15,000
Senior secured notes (1)	15,091
417,130 Class A ordinary shares (2)	2,357
Class A ordinary share call options (3)	504
Total purchase consideration	32,952
Settlement of pre-existing debtor relationship with the Target Companies (4)	(10,061)
Fair value of consideration transferred	22,891

(1)	The Group issued US$15.0 million in aggregate principal amount of senior secured notes on April 15, 2024, in relation to the business combination. The senior secured notes bear an annual interest of 6.0%, mature five years after April 15, 2024, and are secured by 100% of the shares of the Target Companies. The fair value of the senior secured notes is measured by calculating the present value of the notes using the effective interest rate. In December 2024, the Group fully repaid the outstanding amount and the pledged shares were subsequently released following the settlement of the outstanding principal balance.

(2)	The fair value of the Class A ordinary shares is determined based on the number of shares transferred and the closing price on April 15, 2024. The shares are transferred upon the completion of the acquisition.

(3)	The Group issued Class A ordinary share call options at a strike price of US$35.96 per share, with the expiry date set as the later of April 15, 2029, or six months after all principal and interest accrued under the senior secured notes have been repaid. The fair value was recognized on April 15, 2024 based on the binomial model with the assistance of an independent valuation specialist. The following table provides the key inputs used in the model for determining the value of the option:

At April 15, 2024
Share price	5.65
Dividend yield (%)	-
Expected volatility (%)	126%
Risk-free interest rate (%)	4.65%

(4)	Settlement of pre-existing debtor relationship with the Target Companies represents the payable amount of approximately US$16.4 million from the Group to the Target Companies in relation to the services provided and offset against a prepayment made by the Group to the Target Companies of approximately US$6.3 million. The services provided by the Target Companies, include electricity supply, construction services, and daily operational management for the mining datacenters prior to April 15, 2024.

(5)	Acquisition-related cost amount to approximately US$0.3 million are included in general and administrative expenses.

For financial reporting purposes, the fair value of the net assets acquired from the Target Companies is based on their financial statements as of March 31, 2024, which is the most recent financial statement available at the time of the fair value assessment on April 15, 2024. There were no material transactions occurred between March 31, 2024 and April 15, 2024.

The assets and liabilities recognized as a result of the acquisition are as follows:

In thousands of USD	At April 15, 2024
Fair value of assets acquired and liabilities assumed
Cash and cash equivalents	8,723
Trade receivables	49
Prepayments and other assets	2,690
Right-of-use assets	122
Property, plant and equipment	1,323
Identified intangible assets: rights to electrical capacity	22,429
Deferred tax assets	32
Trade payables	(3,367)
Other payables and accruals	(16,384)
Income tax payables	(1,962)
Lease liabilities	(122)
Deferred tax liabilities	(5,093)
Net identifiable assets acquired	8,440
Goodwill	14,451
Net assets acquired	22,891

The fair value of the land on April 15, 2024, of which the amount was included in property, plant and equipment, was measured using the sales comparison method under the market approach with the assistance of an independent valuation specialist and amounted to US$1.1 million.

The rights to electrical capacity acquired in the Norway Acquisition are recognized at fair value and the fair value on April 15, 2024 was US$22.4 million using the multi-period excess earnings method under the income approach, with assistance from an independent valuation specialist. The key inputs include operation projection and the discount rate. The rights to electrical capacity are granted by the Norwegian state and regional electricity grid operator and do not expire as long as they are being utilized. The Group intends to fully utilize the capacity in its operations and considers this intangible asset to have indefinite useful lives. The intangible asset is tested for impairment annually or whenever there is an indication at the end of a reporting period that the asset may be impaired.

The above goodwill is primarily attributable to the ability and experience in regional operations and cannot be recognized as separate intangible assets. The goodwill is not deductible for tax purposes.

Deferred tax liabilities relating to temporary differences between the tax bases and accounting bases of the assets acquired on April 15, 2024 were recognized in an amount of US$5.1 million.

For the period from April 15, 2024 to June 30, 2024, the Target Companies contributed revenue and net income of nil and US$1.9 million, respectively. On an unaudited pro forma basis, assuming this business combination had occurred on January 1, 2024, the Target Companies would have contributed revenue and net income of approximately nil and US$3.0 million for the period ended June 30, 2024. The Target Companies generated revenue solely from providing services to the Group. The Group achieved cost and expense savings from the acquisition, as a result of retaining the margins the Target Companies would have charged if they were not acquired.